UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 1, 2017

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 2.01.                                        Completion of Acquisition or Disposition of Assets

This filing amends the Current Report on Form 8-K of Daseke, Inc. (“Daseke”), dated December 1, 2017, filed December 7, 2017 and amended on December 11, 2017 and February 12, 2018 (the “Original 8-K”), to file financial statements and pro forma financial information required by Item 9.01. This filing reports no other updates or amendments to the Original 8-K.

Item 9.01.                                        Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

(1) The audited combined financial statements of Tennessee Steel Haulers, Inc. and related companies (“TSH & Co.”) as of and for the year ended December 31, 2016 are filed as Exhibit 99.1 hereto.

(2) The unaudited combined financial statements of TSH & Co. as of September 30, 2017 and December 31, 2016 and for the nine months ended September 30, 2017 and September 30, 2016 are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of Daseke as of September 30, 2017 and pro forma combined statement of operations of Daseke for the nine months ended September 30, 2017 and for the year ended December 31, 2016 are filed as Exhibit 99.3 hereto.

(d) Exhibits

23.1	Independent Auditor’s Consent of Carr, Riggs & Ingram LLC.

99.1	Audited Combined Financial Statements of TSH & Co. as of and for the year ended December 31, 2016 and related notes.

99.2	Unaudited Combined Financial Statements of TSH & Co. as of September 30, 2017 and December 31, 2016 and for the nine months ended September 30, 2017 and September 30, 2016 and related notes.

99.3

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2017 of Daseke Inc. and Subsidiaries and Pro Forma Combined Statement of Operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016 and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DASEKE, INC.

February 16, 2018	By:	/s/ Angie J. Moss
	Name:	Angie J. Moss
	Title:	Senior Vice President, Chief Accounting Officer, Corporate Controller, and Assistant Secretary